              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 15, 2005

                     NAVISTAR FINANCIAL 2004-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              333-67112-01                           37-6401679
      (Commission File Number)            (I.R.S. Employer Identification No.)

  425 N. Martingale Road Schaumburg, Illinois              60173
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 630-753-4000

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.  Other Events.

            On July 15, 2005, the Registrant made available the
            Monthly Servicer Certificate for the Period of June 2005
            for the NAVISTAR FINANCIAL 2004-A OWNER TRUST,  which  is
            attached as Exhibit 20 hereto.

Item 9.01   Financial Statements and Exhibits.

         (c)      See attached Exhibit 20.

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                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                      NAVISTAR FINANCIAL 2004-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  July 27, 2005                      By:/s/ PAUL E. MARTIN
-----------------------                          --------------------------
                                                 Paul E. Martin
                                                 Vice President & Controller

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                                  EXHIBIT INDEX

Exhibit No.    Description

   20          Navistar Financial 2004-A Owner Trust
               Monthly Servicer Certificate #16, dated July 15, 2005

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                                     EXHIBIT 20

                     Navistar Financial 2004 - A Owner Trust
                            For the Month of June 2005
                        Distribution Date of July 15, 2005
                            Servicer Certificate  #16

Original Pool Amount                                             $398,284,237.80
Subsequent Receivables (transferred 04/29/04)                    $201,715,759.98
Subsequent Receivables (transferred 00/00/00)                             $0.00
Subsequent Receivables (transferred 00/00/00)                             $0.00
Beginning Pool Balance                                           $363,011,553.52
Beginning Pool Factor                                                 0.6050193

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)          $12,810,028.86
     Interest Collected                                           $2,065,900.76
     Mandatory Prepayments                                                $0.00
Additional Deposits:

     Repurchase Amounts                                                   $0.00

     Liquidation Proceeds / Recoveries                              $502,389.19
Total Additional Deposits                                           $502,389.19

Repos / Chargeoffs                                                  $297,927.26
Aggregate Number of Notes Charged Off                                        95

Total Available Funds                                            $15,052,853.66

Ending Pool Balance                                              $350,229,062.55
Ending Pool Factor                                                    0.5837151

Servicing Fee                                                       $302,509.63
     memo: Servicer will allocate $1,500.00 of Servicing Fee
           as Administration Fee
Repayment of Servicer Advances                                      $325,465.15

Reserve Account:
                                                                                         ===================================
     Beginning Balance  (see Memo Item)                          $13,335,117.57          Memo Item - Reserve Account
     Target Percentage                                                    3.25%          Opening balance      $11,999,999.96
     Target Balance                                              $11,382,444.53
     Specified Yield Supplement Amount                                    $0.00          + Transfer Base               $0.00
     Specified Yield Supplement Amount                                    $0.00          + Invest. Income         $29,467.98
     Specified Reserve Account Balance                           $11,382,444.53          + Excess Service      $1,305,649.63
     Minimum Balance                                             $11,999,999.96          + Transfer (to)
  (Release) / Deposit                                            ($1,335,117.62)           Collections Acct            $0.00
Ending Balance                                                   $11,999,999.96                                --------------
--------------------------------------------------------------------------------         Beginning Balance  $13,335,117.57
Current Weighted Average APR:                                            6.713%          ===================================
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Current Weighted Average Remaining Term (months):                         38.07
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Delinquencies                                                           Dollars    Notes
                             Installments: 1 - 30 days             1,593,680.61    1,556
                                           31 - 60 days              338,662.65      295
                                           60+  days                 238,499.75       56

                                    Total:                         2,170,843.01    1,575
                                 Balances: 60+  days               1,080,429.44       56

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Navistar Financial 2004 - A Owner Trust
For the Month of June 2005
                                                                    NOTES                                  CLASS B        CLASS C
                             TOTAL       CLASS A - 1     CLASS A - 2      CLASS A - 3      CLASS A - 4       NOTES          NOTES
 Original Pool Amount  $600,000,000.00 $108,000,000.00 $175,000,000.00 $154,000,000.00 $127,000,000.00 $21,000,000.00 $15,000,000.00

Distributions:
      Distribution Percentages  (1)               0.00%          94.00%           0.00%           0.00%          3.50%         2.50%
      Coupon                                    1.0800%         1.4500%         2.0100%         2.5900%        2.4600%       3.2000%

Beginning Pool Balance $363,011,553.52
Ending Pool Balance    $350,229,062.55

Collected Principal     $12,484,563.71
Collected Interest       $2,065,900.76
Charge - Offs              $297,927.26
Liquidation Proceeds
    /Recoveries            $502,389.19

Servicing &
    Administration Fee     $302,509.63
Investment Earnings
    from Pre-Funding Acct        $0.00
Cash Transfer from
    Negative Carry Acct.         $0.00
Cash Transfer from
    Pre-Funding Acct.            $0.00
Cash Transfer from
     Reserve Account             $0.00
Total Collections Avail
     for Debt Svc       $14,750,344.03

Beginning Balance      $363,011,553.52          $0.00   $53,750,860.31 $154,000,000.00 $127,000,000.00 $16,484,921.49 $11,775,771.72

Interest Due (2)           $662,203.44          $0.00       $64,948.96     $257,950.00     $274,108.33     $33,794.09     $31,402.06
Interest Paid              $662,203.44          $0.00       $64,948.96     $257,950.00     $274,108.33     $33,794.09     $31,402.06
Principal Due           $12,782,490.96          $0.00   $12,015,541.51           $0.00           $0.00    $447,438.31    $319,511.14
Mandatory Prepayments
     Class A-1 only              $0.00          $0.00
Principal Paid          $12,782,490.96          $0.00   $12,015,541.51           $0.00           $0.00    $447,438.31    $319,511.14

Ending Balance         $350,229,062.55          $0.00   $41,735,318.80 $154,000,000.00 $127,000,000.00 $16,037,483.18 $11,456,260.58
Note/Certificate Pool
   Factor(Ending Balance/
      Original Pool Amount)                 0.0000000        0.2384875       1.0000000       1.0000000      0.7636897      0.7637507

Total Distributions     $13,444,694.40          $0.00   $12,080,490.47     $257,950.00     $274,108.33    $481,232.40    $350,913.20

Interest Shortfall               $0.00          $0.00            $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall              $0.00          $0.00            $0.00           $0.00           $0.00          $0.00          $0.00
    Total Shortfall              $0.00          $0.00            $0.00           $0.00           $0.00          $0.00          $0.00
Excess Servicing (see Memo
      Item-Reserve       $1,305,649.63

Beginning Reserve
      Acct Balance      $13,335,117.57
(Release) / Draw        ($1,335,117.62)
Ending Reserve
      Acct Balance      $11,999,999.96

(1)(a) 100% to the Class A-1 Notes until the Class A-1 Notes are paid in full.  (b) 94.00% of any amount remaining after the application of funds in clause (a) to the remaining Class A Notes sequentially until the Class A Notes are paid in full.
   (c) 58.34% of any amount remaining after the application of funds in clauses (a) and  (b) to the Class B Notes until the
   Class B Notes are paid in full.  (d) Any amount remaining after the application of funds in clauses (a), (b) and (c) to the
   Class C Notes until the Class C Notes are paid in full.
(2)Class A-1  Interest based on Actual Number of Days.  Interest on other classes based on a 30 day month.  Interest for first settlement based off 14 days, from 04/01/04 to, but excluding, 4/15/04.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
=======================================================
Memo Item - Advances:
   Servicer Advances - Current Month     ($325,465.15)
   Total Outstanding Servicer Advances  $2,209,322.32
=======================================================

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Navistar Financial 2004 - A Owner Trust
For the Month of June 2005

Trigger Events:  A)  Loss Trigger
                 B)  Delinquency Trigger
                 C)  Noteholders Percent Trigger

                                        5                 4                3                2               1                0
                                     Jan-05             Feb-05          Mar-05           Apr-05          May-05           Jun-05
Remaining Gross Balance          $480,231,624.46    $464,151,335.59 $448,210,535.84  $430,212,321.94 $415,538,394.90 $400,215,242.39

A)   Loss Trigger:
Principal of Contracts Charged Off   $419,646.87        $274,555.32     $355,635.83      $263,519.13     $382,765.13     $297,927.26
Recoveries                           $203,801.75        $335,211.89     $257,571.00      $181,924.25     $426,603.52     $502,389.19

Total Charged Off (Months 5,4,3)   $1,049,838.02
Total Recoveries (Months 3,2,1)      $866,098.77
                                 ----------------
Net Loss/(Recoveries) for 3 Mos      $183,739.25(a)

Total Balance (Months 5,4,3)   $1,392,593,495.89(b)

Loss Ratio Annualized [(a/b)*(12)]        0.1583%

Trigger:  Is Ratio > 1.5%                     No
                                                                                        Apr-05          May-05           Jun-05
B)   Delinquency Trigger:                                                           $1,236,240.16   $1,005,501.40    $1,080,429.44
     Balance delinquency 60+ days                                                         0.28736%        0.24198%         0.26996%
     As % of Beginning Pool Balance                                                       0.35173%        0.24426%         0.26643%
     Three Month Average

     Trigger:  Is Average > 2.0%              No

C)   Noteholders Percent Trigger:         2.0000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                   No

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